AMENDMENT TO LOAN AGREEMENT


                  THIS AMENDMENT TO LOAN AGREEMENT ("Amendment"), dated as of September 3, 1998, between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company having an address at 11 Madison Avenue, New York, New York 10010 ("Lender") and PELICAN STRAND, LTD., having an address at c/o Golf Communities of America, 255 South Orange Avenue, Firstate Tower, Suite 1515, Orlando, Florida 32801 ("Borrower").


                              W I T N E S S E T H :


                  WHEREAS, Borrower and Lender are parties to that certain Loan Agreement, dated as of July 2, 1998 (the "Loan Agreement");

                  WHEREAS, Borrower and Lender have agreed to amend the terms of the Loan Agreement in order to modify and amend certain other terms and provisions of the Loan Agreement;

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants, agreements, representations and warranties hereinafter contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree the Loan Agreement is hereby amended as follows:

                  1. The definition of "Note" is hereby deleted in its entirety and all references to "Note" shall mean those certain three (3) notes of even date herewith in the principal amounts of $17,088,000, $9,256,000 and $9,256,000, respectively, as the same may be amended, restated replaced supplemented or otherwise modified from time to time.

                  2. The reference in the definition of "Spread Maintenance Premium" to "four and one-half percent (4.5%)" is hereby modified to read to "five and six tenths percent (5.6%)".

                  3. As herein amended, the Loan Agreement is hereby ratified and remains in full force and effect.

                  4. This Amendment may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                  5. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                  6. Section 2.2 of the Loan Agreement is hereby amended as to include the following final sentence:

                  "Notwithstanding anything contained herein to the contrary, the Subsequent Advance in the amount of $6,500,000 shall be made from the Class C Note (as defined in the Note)."

                  7. Section 8.7.3 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "8.7.3   Application of Release Price; Credits.

                  (a) Upon the release of a Release Parcel or Lot from the lien of the Mortgage, the Release Proceeds shall be deposited in the Cash Collateral Account and an amount equal to the Release Price for such Release Parcel or Lot shall be applied first to the Interest Reserve Account in an amount sufficient to bring the balance of such account to the sum of $14,353,500 and, thereafter, such remaining Release Proceeds shall, at the option of Lender, either (i) be allocated to the Monthly Debt Service Subaccount and disbursed to Lender on the Payment Date next following such release in accordance with the Cash Management Agreement and, upon receipt of such Release Price, Lender shall apply such amount to the reduction of the outstanding principal balance of the Loan without any prepayment premium or charge or (ii) be applied to the satisfaction of Borrower's obligation under Section 8.12."

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                  8. At the request of Lender,  Borrower  shall execute such new
Notes, consolidations of the Notes and modifications and amendments to the Notes and the other Loan Documents as may be requested by Lender provided that the Borrower shall not be required to modify or amend any Loan Document if such modification or amendment would change the interest rate or the stated maturity date of the Loan. Borrower hereby agrees that Lender shall have the right to unilaterally adjust the interest rate payable under the Notes so long as the weighted average interest rate payable by Borrower under the Notes shall at all times equal five and six tenths percent (5.6%) over LIBOR. Borrower's failure to execute any such documents shall constitute an Event of Default.

                  9. Notwithstanidng anything to the contrary contained in the Notes, he Borrwer and Lender agree that the weighted average interest rate payable by Borrower under the Notes shall at all times equal five and six tenths percent (5.6%) over LIBOR.

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                  IN WITNESS  WHEREOF,  the parties have executed this Agreement as of the day and year first above written.

                              LENDER:

                              CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
                                  a Delaware limited liability company


                              By:
                                 ------------------------------------
                                  Name:
                                  Title:


                              BORROWER:

                              PELICAN STRAND, LTD.,
                                  a Florida limited partnership

                                  By: Pelican Strand Development Corporation, its General Partner


                                       By:
                                           ------------------------------------
                                           Name: Warren Stanchina
                                           Title:   President

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